UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 14, 2005

                  Citibank (South Dakota), National Association
                                  on behalf of
                       Citibank Credit Card Master Trust I
                     (Issuer of the Collateral Certificate)
                                       and
                       Citibank Credit Card Issuance Trust
    (Issuer of the Citiseries Class A notes, Class B notes and Class C notes)
               (Exact name of registrant as specified in charter)

  United States of America                                 46-0358360
(State or other jurisdiction                            (I.R.S. Employer
     of incorporation)                                 Identification No.)

           333-80743, 333-52984, 333-91326, 333-103013 and 333-121228
                            (Commission File Numbers)

       701 East 60th Street, North
        Sioux Falls, South Dakota                              57117
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (605) 331-2626 (Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

     Citibank Credit Card Issuance Trust, the sole Series 2000
Certificateholder, has elected to extend the Series 2000 Termination Date from the September 2020 Distribution Date to the September 2035 Distribution Date in accordance with the terms of the Series 2000 Supplement. The Termination Date extension was effective as of March 14, 2005.

     Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Series 2000 Supplement dated as of September 26, 2000, to the Amended and Restated Pooling and Servicing Agreement dated as of October 5, 2001, as amended through the date hereof, among Citibank (South Dakota), National Association, as Seller and Servicer, Citibank (Nevada), National Association, as Seller, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee.


Item 9.01  Financial Statements and Exhibits.

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits.

       The following exhibit is filed herewith:

Exhibit 99 Notice of Extension of Series 2000 Termination Date dated March 14, 2005


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CITIBANK (SOUTH DAKOTA),
                                NATIONAL ASSOCIATION,
                           as Servicer of Citibank Credit Card Master Trust I and as Managing Beneficiary of
                           Citibank Credit Card Issuance Trust
                           (Registrant)


                      By:  /s/  Douglas C. Morrison
                           ------------------------
                                Douglas C. Morrison
                                Vice President


Dated:  March 17, 2005


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

                                  EXHIBIT INDEX

Exhibit No.

   99 Notice of Extension of Series 2000 Termination Date dated March 14, 2005






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

                                                                  Exhibit No. 99


                       CITIBANK CREDIT CARD MASTER TRUST I

                    EXTENSION OF SERIES 2000 TERMINATION DATE


                                 March 14, 2005


     Reference is hereby made to the Citibank Credit Card Master Trust I Series 2000 Credit Card Participation Certificate and the related Series 2000 Supplement dated as of September 26, 2000, to the Amended and Restated Pooling and Servicing Agreement dated as of October 5, 2001, as amended through the date hereof (together, the "Pooling and Servicing Agreement"), each among Citibank (South Dakota), National Association ("Citibank (South Dakota)") and Citibank (Nevada), National Association, as Sellers, Citibank (South Dakota), as Servicer, and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee (the "Trustee"). Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement or the Indenture dated as of September 26, 2000, as amended through the date hereof, between Citibank Credit Card Issuance Trust and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee.

     The undersigned, constituting the sole Series 2000 Certificateholder, hereby notifies the Trustee of the extension of the Series 2000 Termination Date from the September 2020 Distribution Date to the September 2035 Distribution Date. This extension shall become effective upon (i) receipt by the Sellers, the Servicer and the Trustee of written confirmation from the applicable Rating Agencies that such extension will not result in a reduction or withdrawal of the rating of any outstanding Series or Class with respect to which it is a Rating Agency and (ii) the issuance of a Master Trust Tax Opinion and an Issuer Tax Opinion.


                            CITIBANK CREDIT CARD ISSUANCE TRUST,
                            as Series 2000 Certificateholder

                            By:      Citibank (South Dakota),
                                     National Association,
                                     as Managing Beneficiary


                            By:  /s/ Douglas C. Morrison
                                 --------------------------
                                     Douglas C. Morrison
                                     Vice President

The Trustee hereby acknowledges receipt of the Rating Agency confirmation letters and Tax Opinions referenced in the attached notice and, as a result, as of March 14, 2005, consents to the extension of the Termination Date of the Series 2000 Credit Card Participation Certificate and the Series 2000 Supplement from the September 2020 Distribution Date to the September 2035 Distribution Date.

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee


By:  /s/ Eva Aryeetey
     ----------------------------
         Eva Aryeetey
         Assistant Vice President


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